SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[     ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                (Name of Registrant as Specified In Its Charter)

                               TERESA M.R. HAMLIN
                               ASSISTANT SECRETARY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[     ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
 0-11.

         1) Title of each class of securities to which transactions applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101



                                                              March (  ), 1998


Dear Shareholder:

We are writing to inform you of and ask your support for an additional proposal for shareholders of both Preferred Income Fund and Preferred Income Opportunity Fund to consider at their upcoming Annual Meetings scheduled for April 17.

We are asking shareholders to approve an amendment to the Articles of Incorporation for each fund which would require a "supermajority" vote to effect any of the following:

o        a change in the Fund's existing investment objective.

o conversion of the Fund from diversified to non-diversified status under the Investment Company Act of 1940.

o removal of the prohibition on investments for the purpose of gaining control of any company.

The proposed supermajority amendment would require that the above three items be approved by shareholders representing:

o at least 80% of the Fund's outstanding common shares and preferred stock, voting as a single class; and

                              ---

o        at least 80% of the Fund's preferred stock, voting as a separate class.

These voting requirements would be lowered if at least 80% of the Fund's Board of Directors approve the change.

We have proposed this supermajority requirement in order to ensure that any future proposals to modify fundamental elements of the Fund have widespread support from shareholders. This became an issue with our sister fund, Preferred Income Management, this Spring. We want to take immediate steps to make sure the proper protection is in place at Preferred Income and Preferred Income Opportunity Funds.

The enclosed proxy  statement  describes the proposed  amendments in detail..
 We urge you to read it carefully.
We have also included another proxy card (GREEN for Preferred Income holders and RED for Preferred Income Opportunity holders) which contains this addition as
Proposal 3. Time is short, so please take a moment to vote today.

If you have any questions about the Fund or about voting your shares, we invite you to call XXXXXXX at XXXXXXX or MacKenzie Partners, Inc., which is assisting us, toll-free at (800) 322-2885. We appreciate your continued support of the Funds.

On behalf of your Board of Directors,

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                REVISED NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS To Be Held on April 17, 1998

To the Shareholders:

         Notice is hereby given that the Annual Meetings of Shareholders of Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on April 17, 1998, for the following purposes:

         1.       To elect Directors of each Fund (Proposal 1).

         2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for each Fund for the fiscal year ending November 30, 1998 (Proposal 2).

         3.       To  approve  an   amendment   to  each   Fund's   Articles  of
                  Incorporation (as more fully set forth in the Revised Joint Proxy Statement) (Proposal 3).

         4. To transact such other business as may properly come before the Meetings or any adjournments thereof.

         As stated in the previous notice, the Board of Directors of each Fund has fixed the close of business on January 20, 1998 as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Annual Meetings.

                                             By Order of the Board of Directors,


DONALD F. CRUMRINE
                                                                       Secretary
March 12, 1998

--------------------------------------------------------------------------------
THIS REVISED NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS SUPERSEDES THE NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS FOR THE FUNDS DATED FEBRUARY 6, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    IMPORTANT
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. THE GREEN PROXY CARDS RELATE TO PREFERRED INCOME FUND INCORPORATED AND THE RED PROXY CARDS RELATE TO PREFERRED INCOME OPPORTUNITY FUND INCORPORATED. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S), WHICH SUPERSEDE THE PROXY CARD(S) PREVIOUSLY DISTRIBUTED. The Proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).


         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



              Registration                                      Valid Signature

              Corporate Accounts
              (1)  ABC Corp.                                ABC Corp.
              (2)  ABC Corp.                                John Doe, Treasurer
              (3)  ABC Corp., c/o John Doe Treasurer        John Doe
              (4)  ABC Corp. Profit Sharing Plan            John Doe, Trustee

              Trust Accounts
              (1)  ABC Trust                                Jane B. Doe, Trustee
              (2)  Jane B. Doe, Trustee, u/t/d 12/28/78     Jane B. Doe

              Custodian or Estate Accounts
              (1)  John B. Smith, Cust.,                    John B. Smith
                    f/b/o John B. Smith, Jr. UGMA
              (2)  John B. Smith                    John B. Smith, Jr., Executor

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 17, 1998

                          REVISED JOINT PROXY STATEMENT

         This document is a revised joint proxy statement ("Revised Joint Proxy Statement") for Preferred Income Fund Incorporated ("Preferred Income Fund" or "PFD") and Preferred Income Opportunity Fund Incorporated ("Preferred Income Opportunity Fund" or "PFO") (each a "Fund" and collectively, the "Funds"). This Revised Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 17, 1998, at 8:30 a.m., at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). This Revised Joint Proxy Statement supersedes the Joint Proxy Statement for the Funds dated February 6, 1998 (the "Original Joint Proxy Statement"). A Revised Notice of Annual Meetings of Shareholders and a revised proxy card for each Fund of which you are a shareholder accompany this Revised Joint Proxy Statement. Proxy solicitations will be made, beginning on or about March 12, 1998, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Funds, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine"), the investment adviser of each Fund, and First Data Investor Services Group, Inc. ("Investor Services Group"), the transfer agent and administrator of each Fund and a wholly-owned subsidiary of First Data Corporation. In addition, the Funds have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee estimated at $5,000 per Fund plus reimbursement of expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Revised Joint Proxy Statement and its enclosures will be paid by the Funds in proportion to each Fund's net assets. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         The Annual Report of each Fund, including audited financial statements for the fiscal year ended November 30, 1997, is available upon request, without charge, by writing First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104, or calling 1-800-331-1710.

         If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Director and FOR the other matters listed in the accompanying Revised Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

--------------------------------------------------------------------------------
EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD IN CONNECTION WITH THE ORIGINAL JOINT PROXY STATEMENT, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU REVOKE THAT PROXY BY SUBMITTING THE ENCLOSED PROXY CARD BY SIGNING, DATING AND MAILING THE LATER DATED PROXY. ONLY THE LATEST DATED, PROPERLY SIGNED PROXY CARD WILL BE COUNTED.
--------------------------------------------------------------------------------

         In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Revised Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). On the record date, January 20, 1998, the following number of Shares of each Fund were issued and outstanding:

                                              Common Stock                MMP(R)
           Name of Fund                       Outstanding            Outstanding
           Preferred Income Fund              9,838,571                 575
           Preferred Income Opportunity Fun 11,151,287                 700

         As of January 20, 1998, to the knowledge of each Fund and its Board, the following shareholder or "group", as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the relevant Fund's outstanding shares:

Preferred Income Fund

         As of December 31, 1997, The Commerce Group, Inc., located at 211 Main Street, Webster, Massachusetts 01570, beneficially owned 11.1% of Preferred Income Fund's outstanding shares of Common Stock.

Preferred Income Opportunity Fund

         As of December 31, 1997, The Commerce Group, Inc., located at 211 Main Street, Webster, Massachusetts 01570, beneficially owned 14.4% of Preferred Income Opportunity Fund's outstanding shares of Common Stock.

         Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holders. As of January 20, 1998, Cede & Co., a nominee partnership of Depository Trust Company, held 9,069,391 Shares or 92.18% of Shares of Preferred Income Fund outstanding and 10,260,058 Shares or 92.01% of Shares of Preferred Income Opportunity Fund outstanding.

         This Revised Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described under Proposal 1 and Proposal 3 and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on all proposals pertaining to that Fund.

         In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The first proposal to be considered at the Meetings is the election of Directors of the Funds.

         Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for the Board of Directors

         The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

       Class I Directors                                      Class II Directors
       Martin Brody                                           Donald F. Crumrine
       David Gale                                             Robert F. Wulf
                               Class III Directors
                               Robert T. Flaherty
                                               Morgan Gust

         Class III Directors of Preferred Income Fund and Class II Directors of Preferred Income Opportunity Fund all have been nominated for a three-year term to expire at each Fund's 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class I Directors of Preferred Income Fund and Class III Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 1999, and Class II Directors of Preferred Income Fund and Class I Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2000. Except for Mr. Gale (who has served as a Director of each Fund since January 24, 1997), each Director has served in such capacity since each Fund's commencement of operations.

         Under each Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of Shares of MMP(R), voting as a single class, will be entitled to elect two
Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of Shares of MMP(R), when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Shares of MMP(R) would give the holders of Shares of MMP(R) a majority of the Directors. Donald F. Crumrine and Morgan Gust currently represent holders of Shares of MMP(R) of each Fund. A quorum of the MMP(R) shareholders must be present at the Meeting of Preferred Income Fund in order for the proposal to elect Mr. Gust to be considered and at the Meeting of Preferred Income Opportunity Fund in order for the proposal to elect Mr. Crumrine to be considered.

Information About Directors and Officers

         Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Funds, together with certain other information. Each Director serves in the same capacity for each Fund. No Director or officer owned any shares of MMP(R) on January 20, 1998.

                                        Business Experience           Common Stock
                                            During the            Beneficially Owned on
Name, Address and Age                     Past Five Years           January 20, 1998**         Percent
---------------------                     ---------------           ------------------         -------

Class I Directors

Martin Brody                         Director of the Funds and      1,160 Shares of PFD          ***
c/o HMK Associates                   Preferred Income                  877 Shares of PFO         ***
30 Columbia Turnpike                 Management Fund
Florham Park, NJ 07932               Incorporated;
Age:  76                             Director of Jaclyn, Inc.,
                                     Director   of  several   other   investment
                                     companies.

David Gale                           Director of the Funds and      1,500 Shares of PFD          ***
Delta Dividend Group, Inc.           Preferred Income               1,000 Shares of PFO          ***
301 Pine Street                      Management Fund
San Francisco, CA  94104             Incorporated;
Age:  48                             President & CEO of
                                     Delta Dividend Group,
                                     Inc. (Investments).

Class II Directors

Donald F. Crumrine*               Director, Chief Financial          10,745 Shares of PFD+         ***
301 E. Colorado Boulevard         Officer, Chief Accounting          12,865 Shares of PFO+         ***
Suite 720                         Officer, Vice President and
Pasadena, CA 91101                Secretary of the Funds and
Age:  50                          Preferred Income Management
                    Fund Incorporated; Chairman of the Board,
                 since December 1996, and previously held other
                  officerships of Flaherty & Crumrine; Director
                             of Flaherty & Crumrine.

Robert F. Wulf                    Director of the Funds and            1,224 Shares of PFD         ***
3560 Deerfield Drive South        Preferred Income Management          1,000 Shares of PFO         ***
Salem, OR 97302                   Fund Incorporated;
Age:  60                          since March 1984,
                                  Financial Consultant.
-------------------------------------------
*        "Interested  person"  of the Fund as defined  in the 1940 Act.  Messrs.  Crumrine  and  Flaherty  are each considered an  "interested  person"  because of their  affiliation  with Flaherty & Crumrine which acts as the Fund's investment adviser.
**       This  information  has been  furnished by each Director.  "Beneficial  Ownership" is defined under Section
         13(d) of the 1934 Act.
***      Less than 1%.
+        7,169  Shares of PFD and 8,603  Shares  of PFO are held by  Flaherty  &
         Crumrine of which the reporting person is a shareholder and director.




                                       Business Experience               Common Stock
                                           During the                 Beneficially Owned
Name, Address and Age                    Past Five Years            on January 20, 1998**       Percent
---------------------                    ---------------            ---------------------       -------

Class III Directors

Robert T. Flaherty*             Director, Chairman of the Board,     8,269 Shares of PFD+         ***
301 E. Colorado Boulevard       President and Chief Executive        9,603 Shares of PFO+         ***
Suite 720                       Officer of the Funds and
Pasadena, CA 91101              Preferred Income Management Fund
Age:  60                        Incorporated; prior to December
                                1996, President of Flaherty &
                                Crumrine; Director of Flaherty &
                                Crumrine.

Morgan Gust                     Director of the Funds and             1,506 Shares of PFD         ***
Giant Industries, Inc.          Preferred Income Management Fund      1,593 Shares of PFO         ***
23733 N. Scottsdale Road        Incorporated; since August 1990,
Scottsdale, AZ 85255            Vice President, General Counsel
Age:  50                        and Corporate Secretary, and
                                since 1992, also Vice
                                President-Administration, Giant
                                Industries, Inc.

Directors and Officers                 25,204 Shares of PFD         ***
as a Group                             32,216 Shares of PFO         ***

*        "Interested  person"  of the Fund as defined  in the 1940 Act.  Messrs.
  Crumrine  and  Flaherty  are each
         considered an  "interested  person"  because of their  affiliation with Flaherty & Crumrine which acts as
         the Fund's investment adviser.
**       This  information  has been  furnished by each Director.  "Beneficial
 Ownership" is defined under Section 13(d) of the 1934 Act.
***      Less than 1%.
+ 7,169 Shares of PFD and 8,603 Shares of PFO are held by Flaherty & Crumrine of which the reporting person is a shareholder and director.

         Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of each Fund held five meetings (one of which was held by telephone conference call) during the fiscal year ended November 30, 1997. Each Director then serving in such capacity attended in-person at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 1997 amounted to $58,068, respectively (including reimbursement for travel and out-of-pocket expenses for both "interested" and non-interested Directors).

         Each Board of Directors has an Audit Committee consisting of Messrs. Gust, Brody and Wulf. The Audit Committee reviews the scope and results of each Fund's annual audit with the Funds' independent accountants and recommends the engagement of such accountants. Each Audit Committee met twice during the fiscal year ended November 30, 1997.

         Each Board of Directors has a Nominating Committee consisting of Messrs. Gust, Brody and Wulf, which is responsible for considering candidates for election to the Board of Directors of each Fund in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. Each Fund's Nominating Committee met once during the fiscal year ended November 30, 1997.

         The names of the officers of each Fund (other than Messrs. Flaherty and Crumrine who are described above) are listed in the table below. Each officer was first elected to office at the organization of each Fund. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of a Fund.

                                                              Principal Occupations
                            Positions Held                    and Other Affiliations
     Name and Age           With each Fund                    During The Past Five Years
     Robert M. Ettinger     Vice President and Assistant      President, since December 1996, and
     Age: 39                Treasurer of the Funds.           previously held other officerships with
                                                              Flaherty & Crumrine; Vice President and
                                                              Assistant Treasurer of Preferred Income
                                                              Management Fund Incorporated.

     Peter C. Stimes        Vice President, Treasurer and     Vice President, Flaherty & Crumrine;
     Age:  42               Assistant Secretary of the        Vice President, Treasurer and Assistant
                            Funds.                            Secretary of Preferred Income Management
                                                              Fund Incorporated.

         The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 1997. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 1997 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.


                               COMPENSATION TABLE

            Name of                        Aggregate              Total Compensation From the Funds and
          Person and                     Compensation                          Fund Complex
           Position                     from each Fund                      Paid to Directors*

Robert T. Flaherty                             $0                                 $0 (3)
Director, Chairman of the
Board, President and Chief
Executive Officer

Donald F. Crumrine                             $0                                 $0 (3)
Director, Chief Financial
Officer, Chief Accounting
Officer, Vice President and
Secretary

Martin Brody                            $12,100.00 PFD                        $37,300.00 (3)
Director                                $12,100.00 PFO

Morgan Gust                             $12,100.00 PFD                        $37,400.00 (3)
Director                                $12,100.00 PFO

Robert F. Wulf                          $12,100.00 PFD                        $37,400.00 (3)
Director                                $12,100.00 PFO

David Gale                               $9,687.50 PFD                        $29,162.50 (3)
Director                                 $9,687.50 PFO

* Represents the total compensation paid to such persons by the Funds and Preferred Income Management Fund Incorporated for the fiscal year ended November 30, 1997, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex.

Required Vote

         Election of each of the listed nominees for Director of each Fund will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR"
PROPOSAL NO. 1.

                    PROPOSAL 2: RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

         The firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for each Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 1998 by the Directors of the Fund, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Flaherty & Crumrine. Coopers & Lybrand has informed the Funds that it has no direct or indirect financial interest in the Funds. A representative of Coopers & Lybrand will not be present at the Meetings but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Required Vote

         Ratification of the selection of Coopers & Lybrand as independent accountants for a Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock and MMP(R) represented at the Meeting in person or by proxy voting as a single class.

THE  BOARD  OF  DIRECTORS  OF EACH  FUND,  INCLUDING  ALL OF THE  NON-INTERESTE
  DIRECTORS,  RECOMMENDS  THAT  THE
SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                     PROPOSAL 3: APPROVAL OF AN AMENDMENT TO
                          THE ARTICLES OF INCORPORATION

         The third proposal to be considered at the Meeting is amending the Articles of Incorporation of each Fund as set forth in the proposed Articles of Amendment described below (the "Articles of Amendment").

         The Articles of Amendment would create a "supermajority" voting requirement to effect any of the following changes: (1) change in the Fund's existing investment objective, (2) conversion of the Fund from being a diversified investment company under the 1940 Act to a non-diversified investment company or (3) removal of the prohibition on the Fund making investments for the purpose of exercising control or management of any company.

         Each Fund is a diversified investment company with an investment objective of high current income for holders of its Common Stock consistent with preservation of capital and with a prohibition on investing in companies for the purpose of exercising control. Changing the Fund's investment objective, its diversified status and its passive investment approach currently requires a vote in each case of a "majority of the Fund's outstanding voting securities", voting as a single class, and approval of the holders of a majority of the Fund's MMP(R), voting as a separate class. For this purpose, the term "majority of the Fund's outstanding voting securities" means the lesser of (1) 67% or more of the shares of the Fund's Common Stock and MMP(R) present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding shares of Common Stock and MMP(R), voting as a single class. A majority of the Fund's MMP(R) is determined in a similar manner, by applying the percentages in the previous sentence to shares of MMP(R).

         The proposed Articles of Amendment would require that a change in any of the three relevant items be approved by at least 80% of the votes of the Fund's Common Stock and MMP(R), voting as a single class, and at least 80% of the votes of the MMP(R) voting as a separate class, and at least 80% of the entire Board of Directors; provided that if the Continuing Directors (as defined below) of the Fund, by a vote of at least 80% of such directors, approve a change, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Fund's Common Stock and MMP(R) to be voted on the matter, voting as a single class, shall be required, unless otherwise required by the Articles of Incorporation or unless otherwise required by law. For this provision, "Continuing Director" means any member of the Board of Directors of the Fund who (A) is not an Interested Party or an Affiliate or an Associate (as these terms are defined below) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or (B) is a successor of a Continuing Director who is not an Interested Party or an Affiliate or Associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors, or (C) is elected to the Board by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an Affiliate or Associate of an Interested Party. "Interested Party" means any person, other than an investment company advised by the Fund's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination (as defined in the Articles of Incorporation) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5 percent of any class of the Fund's securities (within the meaning of Section 13(d) of the 1934 Act and the rules and regulations thereunder. "Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 of the 1934 Act; provided that the term "Affiliate" shall also include any person who, at or prior to the time of election to the Board, had expressed support in writing of any proposals of an Interested Party for which shareholder approval would be required (for purposes of consideration of those proposals only).

         The effect of the proposed change to the Articles of Incorporation is to assure that any proposal to modify certain key aspects of the Fund has widespread support of directors and shareholders before it could be implemented and to protect shareholders from having their reasonable expectations about the nature of the Fund and its operations nullified by the actions of a single shareholder or group of shareholders. The change would also help prevent shareholders from taking control of the Fund's Board and then reducing the vote required to implement these changes since only Continuing Directors (as defined above) could vote in a manner that would lessen the supermajority voting requirement.

         In part, this suggested modification to the Articles of Incorporation of the Funds is prompted by the proposal of a group of shareholders of a sister fund, Preferred Income Management Fund Incorporated, to change that fund's investment objective to the pursuit of capital gains rather than current income, and to effect that change by the sale of a significant portion of the fund's preferred stock portfolio, with the proceeds of the sale to be reinvested in a non-diversified portfolio of common stocks.

         The proposed amendment is as follows:

         1. Article III ("Purposes and Powers") is hereby amended to add the following paragraph, with the existing paragraph (4) consecutively renumbered:

         (4) To pursue the investment objective of high current income for holders of its common stock consistent with preservation of capital.

         2. Article III ("Purposes and Powers") is hereby further amended to add at the end of the last paragraph thereof the following proviso:

         ; provided, that the [Fund] may not (i) purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Securities")) of any issuer if as a result of the purchase more than 5% of the value of the [Fund]'s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the [Fund]'s total assets may be invested without regard to this 5% limitation; (ii) purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that (X) this limitation is not applicable to the Fund's investment in Government Securities and (Y) up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation; and (iii) make any investments for the purpose of exercising control or management of any company.

         3. Paragraphs (ii), (iii) and (vii) of Section 2 of Article VI ("Certain Transactions") are hereby amended and restated in their entirety as follows:

         (ii) "Continuing Director" means any member of the Board of Directors of the Fund who (A) is not an Interested Party or an Affiliate or an Associate (as these terms are defined below) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or (B) is a successor of a Continuing Director who is not an Interested Party or an Affiliate or Associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors, or (C) is elected to the Board to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an Affiliate or Associate of an Interested Party.

         (iii) "Interested Party" shall mean any person, other than an investment company advised by the Fund's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5 percent of any class of the Fund's securities (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the "Exchange Act")).

         (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act; provided that the term "Affiliate" shall also include any person who, at or prior to the time of election to the Board of Directors, had expressed support in writing of any proposals of an Interested Party for which shareholder approval would be required (for purposes of consideration of those proposals only).

         Once adopted, these provisions, like all other provisions of Articles III and VI, may be amended only by the affirmative vote of at least 80% of the votes of the Fund's Common Stock and MMP(R), voting as a single class, and at least 80% of the votes of the MMP(R), voting as a separate class, unless such action previously has been approved by the affirmative vote of 80% of the total number of Continuing Directors, in which case the affirmative vote of a majority of the votes entitled to be cast by the holders of the Fund's Common Stock and MMP(R) to be voted on the matter, voting as a single class, shall be required, unless otherwise required by the Articles of Incorporation or unless otherwise required by law.

Required Vote

         Approval of the Articles of Amendment will require the affirmative vote of a majority of the votes entitled to be cast by the holders of the Fund's Common Stock and MMP(R) to be voted on the matter, voting as a single class, and a majority of the holders of the Fund's MMP(R) to be voted on the matter, voting as a separate class.

THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
 VOTE "FOR" PROPOSAL NO. 3.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 1999 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than November 13, 1998.

                             ADDITIONAL INFORMATION

Investment Adviser and Administrator

         Flaherty & Crumrine serves as the Investment Adviser to the Funds and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. Investor Services Group acts as the administrator to the Funds and is located at One Exchange Place, Boston, Massachusetts 02109.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the 1934 Act requires the Funds' directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the SEC's review of the copies of such forms it receives and written representations from certain of such persons, each Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

Broker Non-Votes and Abstentions

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Funds do not intend to present any other business at the Meetings, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

-------------------------------------------------------------------------------
IT IS  IMPORTANT  THAT  PROXIES BE RETURNED  PROMPTLY.  SHAREHOLDERS  WHO DO NOT
 EXPECT TO ATTEND THE  MEETINGS ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------
g:\shared\clients\pfdcombo\proxy\1998\revprox2.doc

PREFERRED INCOME FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Revised Notice of Annual Meeting and Revised Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF DIRECTORS

         FOR ____                           WITHHELD ____

         Nominee:  Morgan Gust


2. To ratify the selection of Coopers & Lybrand L.L.P. as FOR ____ AGAINST ____ ABSTAIN
----
     independent accountants for the Fund.

3.  To approve an amendment to the Fund's Articles of Incorporation.
FOR  ____     AGAINST
____     ABSTAIN  ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee, "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund and "FOR" the approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                PLEASE  SIGN,   DATE  AND  RETURN  PROMPTLY  IN  THE  ENCLOSED
                ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: _____________________ Date:  _____________________
Signature:  _________________________
Date:__________________

PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Revised Notice of Annual Meeting and Revised Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF DIRECTOR

         FOR ____                           WITHHELD ____

         Nominee:  Donald F. Crumrine


2. To ratify the selection of Coopers & Lybrand L.L.P. as FOR ____ AGAINST ____ ABSTAIN
----
     independent accountants for the Fund.

3.  To approve an amendment to the Fund's Articles of Incorporation.
 FOR  ____     AGAINST
____     ABSTAIN  ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee, "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund and "FOR" the approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                  PLEASE  SIGN,   DATE  AND  RETURN  PROMPTLY  IN  THE  ENCLOSED
                  ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: _____________________ Date:  _____________________
Signature:  _________________________
Date:__________________

PREFERRED INCOME FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Revised Notice of Annual Meeting and Revised Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF DIRECTORS

         FOR ____                           WITHHELD ____

         Nominee:  Robert T. Flaherty


2. To ratify the selection of Coopers & Lybrand L.L.P. as FOR ____ AGAINST ____ ABSTAIN
----
     independent accountants for the Fund.

3.  To approve an amendment to the Fund's Articles of Incorporation.
 FOR  ____     AGAINST
____     ABSTAIN  ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee, "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund and "FOR" the approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                  PLEASE  SIGN,   DATE  AND  RETURN  PROMPTLY  IN  THE  ENCLOSED
                                    ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: _____________________ Date:  _____________________
Signature:  _________________________
Date:__________________

PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert
T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Revised Notice of Annual Meeting and Revised Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF DIRECTOR

         FOR ____                           WITHHELD ____

         Nominee:  Robert F. Wulf


2. To ratify the selection of Coopers & Lybrand L.L.P. as FOR ____ AGAINST ____ ABSTAIN
----
     independent accountants for the Fund.

3.  To approve an amendment to the Fund's Articles of Incorporation.
 FOR  ____     AGAINST
____     ABSTAIN  ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee, "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund and "FOR" the approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                  PLEASE  SIGN,   DATE  AND  RETURN  PROMPTLY  IN  THE  ENCLOSED
                                    ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: _____________________ Date:  _____________________
 Signature:  _________________________
Date:__________________



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